UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 11, 2019
MANNATECH, INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Texas	000-24657	75-2508900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1410 Lakeside Parkway, Suite 200
Flower Mound, Texas 75028
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (972) 471-7400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On March 11, 2019, Mannatech, Incorporated issued a press release announcing financial and operating results for the fourth quarter and year ended December 31, 2018. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description
99.1*	Press Release, dated March 11, 2019, titled "Mannatech Reports Fourth Quarter 2018 Financial Results."
*Furnished herewith.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2019

MANNATECH, INCORPORATED
By:	/s/ David Johnson
David Johnson
Chief Financial Officer